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                                                                  EXHIBIT 10(b)

                 CONSENT OF SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

       We hereby consent to the reference to our firm included in Part A and Part B of Mercury Asset Management Master Trust, filed as part of Registration Statement No. 811-09049.

                                 /s/ SWIDLER BERLIN SHEREFF FRIEDMAN, LLP
                                ------------------------------------------
                                  Swidler Berlin Shereff Friedman, LLP


New York, New York
October 25, 1999